Madison Opportunity Fund, Inc.
Madison, Wisconsin

Financial Statements
December 31, 1996
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Independent Auditors' Report

To the Shareholders and Board of Directors of Madison Opportunity Fund, Inc.

We have audited the accompanying statement of net assets of Madison Opportunity Fund, Inc., including the schedule of investments, as of December 31, 1996, the related statements of operations and changes in net assets for the year then ended, and the selected per share data and ratios for the year then ended. These financial statements and per share data and ratios are the responsibility of the Company's managment. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Madison
Opportunity Fund, Inc. as of December 31, 1996, the results of its operations and the changes in its net assets for the year then ended, in conformity with generally accepted accounting principles.

WILLIAMS, YOUNG & ASSOCIATES, LLC

(signature)

Madison, Wisconsin
January 24, 1997


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MADISON OPPORTUNITY FUND, INC.
STATEMENT OF NET ASSETS

Schedule of Investments
December 31, 1996

                                             Market
Common Stocks - 82.0%              Shares    Value

Basic Industry - 3.8%
Morton International, Inc.         600       $24,450

Consumer Cyclical - 6.5%
Callaway Golf Co.                  600        17,250
Clayton Homes, Inc.                938        12,656
Mattel, Inc.                       400        11,100

Consumer Services - 9.9%
Banta Corp.                      1,000        22,875
LaQuinta Inns                      950        18,168
Unitog Co.                         800        21,800

Consumer Staples - 4.0%
Lancaster Colony Corp.             550        25,300

Consumer Retail - 8.1%
Intimate Brands, Inc.            1,200        20,550
Officemax, Inc.                  1,300        13,975
Pep Boys - Manny Moe & Jack        550        16,913

Financial -Insurance - 6.1%
ALLIED Group                       600        19,575
MGIC Investment                    250        19,000

Financial Services - 7.6%
Advanta Corp.                      500        21,375
United Asset Management          1,000        26,625

Food & Beverage - 3.5%
Dole Food Co.                      650        22,019

Medical & Health Care - 11.7%
Rotech Medical                   1,200        25,200
St. Jude Medical                   500        21,187
Sybron International Corp.         850        28,050

Technology - Hardware - 11.6%
Cabletron Systems, Inc.            700        23,275
EMC Corp/Mass                      900        29,813
U.S. Robotics Corp.                300        21,600

Technology - Semiconductors/Electronics - 3.8%
Arrow Electronics, Inc.            450        24,075

Technology - Software - 5.4%
Active Voice Corp.               1,425        19,594
Fiserv, Inc.                       400        14,700

Total Common Stocks (cost $478,751)        $ 521,125

See Accompanying Notes to Financial Statements

MADISON OPPORTUNITY FUND, INC.
STATEMENT OF NET ASSETS (continued)



                                         Principal Market
                                         Amount    Value
Short Term Investments - 18.3%

Variable Rate Demand Notes
American Family Financial Services
 5.21% due 1/1/97                        $25,000    $25,000
General Mills, Inc. 5.20% due 1/1/97      25,000     25,000
Johnson Controls, Inc. 5.23% due 1/1/97   25,000     25,000
Pitney Bowes Credit Corp. 5.21% due 1/1/9725,000     25,000
Southwestern Bell Telephone 5.19%
 due 1/1/97                               15,952     15,952


Total Short Term Investments (cost $115,952)       $115,952

Cash & Receivables Less Liabilities - (-.3%)	      $ (1,859)

TOTAL NET ASSETS - Equivalent to $21.77 per share on
29,175.874 shares of $.01 par value capital stock
outstanding (authorized capital stock - 500,000 shares), and
paid in capital aggregated $591,858.			$ 635,218



See Accompanying Notes to Financial Statements

MADISON OPPORTUNITY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS


                                           Year Ended
                                     December 31, 1996

Investment Activities
Net Investment Income                      $ 6,562
Income Distributions to Shareholders
  ($.2125 per share)                        (5,866)

  Increase in Undistributed Net Investment
     Income                                 $  696

Net Realized Gains from Security
  Transactions                            $ 28,361
Net Realized Gain Distributions
  to Shareholders ($1.0275 per share)      (28,362)

  (Decrease) in Undistributed Realized
     Gains                                   $  (1)


Increase in Unrealized Appreciation       $ 42,374

  Increase in Undistributed Net Assets
     Derived From Investment Activities   $ 43,069


Shares Sold and Redeemed
Net Proceeds from Shares Issued
  (7,604 shares)                          $157,921
Net Asset Value of Shares Issued
  in Distributions (1,572 shares)           34,228

                                        $  192,149

Cost of Shares Redeemed                          0


Increase in Net Assets from Sale of
  Fund Shares                           $  192,149


Net Assets
Balance at Beginning of Year            $  400,000
Net Increase from Investment Activities     43,069
Net Increase from Shares Sold and Redeemed 192,149


Balance at End of Year (Including
  undistributed net investment
  income of $696)                       $  635,218


See Accompanying Notes to Financial Statements.

MADISON OPPORTUNITY FUND, INC.
STATEMENT OF OPERATIONS


                  Year Ended
                  December 31, 1996

Income:
Interest          $ 7,954
Dividends           3,031
                  $10,985

Expenses:
Auditing Fee     $  2,500
Custodial Fee         853
Printing Cost          73
Transfer Agent Fee    969
Other Fees             28
                   $4,423


Net Investment Income        $ 6,562

Ratio of Expenses to Income     40.3%



Realized Gains on Investments:
Proceeds from Sale          $233,436
Cost                         205,075
Net Realized Gains         $  28,361



Unrealized Appreciation on Investments:
Balance, Beginning of Year   $     0
Balance, End of Year          42,374
Increase in Unrealized
  Appreciation               $42,374



Net Realized Gains and Increase
  in Unrealized Appreciation $70,735


See Accompanying Notes to Financial Statements.
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MADISON OPPORTUNITY FUND, INC.


FINANCIAL HIGHLIGHTS - Selected Per Share Data and Ratios

Year Ended
December 31, 1996

NET ASSET VALUE:
   Beginning of year........................  $ 20.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income...................  $   0.24
   Net realized and unrealized gains
   or (losses) on securities...............  $   2.77
   Total from investment operations........  $  23.01
LESS DISTRIBUTIONS:
   Dividends from net income...............  $  (0.21)
   Capital gains distributions.............  $  (1.03)
NET ASSET VALUE:
   End of year............................   $  21.77
TOTAL RETURN:                                   15.05%
RATIOS:
   Operating expenses to average net assets.     0.81%
   Net income to average net assets.........     1.20%
   Portfolio turnover rate....................  56.52%
   Average commission rate paid...............    --

Growth of $10,000

Depicted herein is a graphic representation of the growth of a $10,000 investment in the Registrant on December 31, 1995, ending December 31, 1996.
S&P 400 MidCap - $11,923
Lipper Equity MidCap - $11,628
Madison Opportunity Fund, Inc. - $11,505
Value Line - $11,338

Past performance is not a guarantee of future results.

Madison Opportunity Fund
Average Annual Total Return
One year - 15.05%

MADISON OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS    December 31, 1996

(1)	Significant Accounting Principles
	Madison Opportunity Fund, Inc. began operations on December 27, 1995. There were no operations in 1995 and net assets consisted solely of $400,000 for the purchase of 20,000 shares by investors. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management company. The following is a summary of significant accounting principles followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

	(a)	The market quotation for each security is the last
reported sale price on a national securities exchange, or, in the case of Over-The-Counter securities, the latest available bid price. Other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term securities
(maturing within 60 days) are valued on the basis of amortized cost. Securities with maturities in excess of 60 days are valued at market value.

	(b)	No provision is made for Federal income taxes
since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies, and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

	(c)	All percentages for the various classifications
relate to total net assets.

	(d)	The Fund follows industry practice and records
security transactions on the trade date. Dividend income is recognized on the ex-dividend date and interest income is accrued on a daily basis.

(2)       Investment Advisory Agreement
The investment advisory agreement with Madison Investment Advisors, Inc., provides for an annual management fee of .75 of 1% on the average net assets of the Fund. Currently such fees are being waived. Although the investment advisor may be reimbursed for clerical or administrative expenses incurred by it, none have been charged to the Fund during 1996. Certain officers and directors of the Fund are also officers and directors of Madison Investment Advisors, Inc.

(3)	Cost of Investments Purchased and Proceeds of
Investments Sold
For the year ended December 31, 1996, the purchases and sales of investment securities (excluding short-term securities) were $683,826 and $233,436, respectively, (purchases and sales of U.S. government obligations only were $0 and $0, respectively).

(4)	Net Realized Gains and Losses on Investments
Net realized gains and losses on investments are computed on the basis of specifically identified certificates. During the year ended December 31, 1996, net realized gains would have been $28,335 if computed on the basis of average cost.

(5)	Aggregate Cost of Securities and Undistributed Income
or Capital Gains
The aggregate cost of securities for Federal income tax purposes is $478,751. The aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $72,731. The aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounts to $30,357. The net unrealized appreciation at December 31, 1996, for all securities is $42,374. Through the year ended December 31, 1996, the accumulated undistributed net investment income is $696, and the accumulated undistributed realized capital gain is ($1).